Intangible Assets	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
6.
Intangible assets

As of December 31, 2023 and 2022, the Company’s intangible assets consisted of the following:

	As of December 31,
	2023	2022
Brands	$168,508	$165,283
Software development costs	880,764	787,492
Customer relationships	1,541,507	1,505,839
Computer software	39,311	38,857
Gross carrying value	2,630,090	2,497,471

Brands	101,197	83,317
Software development costs	578,383	472,791
Customer relationships	756,463	624,756
Computer software	30,112	25,149
Accumulated amortization	1,466,155	1,206,013
Intangible assets, net	$1,163,935	$1,291,458

During the years ended December 31, 2023 and 2022 we recorded intangible assets of $31,393 and $64,606, respectively, related to the acquisition of merchant portfolios which were accounted for as asset acquisitions, inclusive of contingent consideration payable. During the year ended December 31, 2023 and 2022, we recorded intangible assets of $0 and $223,300, related to business combinations. A majority of the remaining capital expenditures relate to software development costs. We had unpaid capital expenditure purchases of approximately $384, $852 and $4,123 at December 31, 2023, 2022, and 2021 respectively which was included in "Accounts payable and other liabilities" within the Consolidated Statements of Financial Position. Capital expenditures are recorded as cash outflows from investing activities in the Company's Consolidated Statements of Cash Flows in the period they are paid.

Intangible assets acquired by the Company during the year ended December 31, 2023 and 2022 had the following expected weighted-average useful lives:

	2023	2022
Brands	n/a	5 years
Software development costs	3 years	3 years
Customer relationships	5 years	10 years
Computer software	3 years	3 years
Total weighted-average useful life	3.4 years	6.9 years

Amortization expense on intangible assets for the years ended December 31, 2023, 2022 and 2021 was $256,367, $260,328, and $252,202, respectively. We perform an annual reassessment of estimated useful lives of intangible assets. There were no material revisions to useful lives of intangible assets during the years ended December 31, 2023, 2022 and 2021.

The estimated amortization expense of intangible assets for the next five years is as follows:

2024	257,964
2025	252,595
2026	198,254
2027	124,576
2028	58,500

The Company performs an impairment analysis on intangibles assets with finite lives when events and circumstances have occurred that would indicate the carrying amount of intangible assets may not be recoverable. For the year ended December 31, 2023, due to the goodwill impairment indicator described above (Note 5), we concluded that an impairment indicator for certain asset groups was present within the Digital Wallets segment. An impairment analysis was performed for the impacted asset groups as of each reporting period which was based on an undiscounted cash flow model. As a result of the analysis, the assets were concluded to be recoverable at the asset group level. The impairment expense of $1,254 recognized for the year ended December 31, 2023 relates to specifically identified software development costs which had no future economic benefit. These impairments were predominantly in the Digital Wallets segment.

For the year ended December 31, 2022, due to the goodwill impairment recognized (see Note 5), we concluded that an impairment indicator for certain asset groups was present within these segments. An impairment analysis was performed for the impacted asset groups as of each reporting period which was based on an undiscounted cash flow model. As a result of the analysis, the assets were concluded to be recoverable at the asset group level. The impairment expense of $5,036 recognized for the year ended December 31, 2022, related to specifically identified software development costs which had no future economic benefit. This impairment was predominantly in the Merchant Solutions segment.

For the year ended December 31, 2021, due to reduced forecasted cash flows within the Digital Wallets segment, we concluded that an impairment indicator for certain intangible assets was present within this segment. Digital Wallets experienced decreased revenues associated with certain legacy merchant relationships and also reduced their forecasted cash flows associated with these merchants due to changes in expected merchant mix resulting from new strategic initiatives within the segment. As a result, an impairment analysis on Digital Wallets intangible assets was performed during the year ended December 31, 2021 and based on an undiscounted cash flow model, it was determined that certain of these assets were not recoverable. In calculating the impairment loss, management determined the fair value of these individual assets based on a discounted cash flow model for merchant relationships and relief from royalty method for certain brands using Level 3 inputs. Failure to achieve the expected cash flows due to higher than estimated attrition, obsolescence or other factors may cause a future impairment of intangible assets. Management’s key assumptions in determining the fair value include expected cash flows, discount rate and royalty rate. The Company recognized an impairment loss of $324,145 for the year ended December 31, 2021, the majority of which relates to the impairment described above. The impairment loss is recognized in the Consolidated Statements of Comprehensive Loss under “Impairment expense on goodwill and intangible assets” and is primarily related to the Digital Wallets segment.